                                                                    Exhibit 10.1


                                PERFUMANIA, INC.
                       ----------------------------------
                       1991 STOCK OPTION PLAN, AS AMENDED
                               (1,900,000 SHARES)
                       ----------------------------------

         1. PURPOSE. The purpose of this Plan is to advance the interests of PERFUMANIA, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management services or upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

                 (d) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

                 (e) "Company" shall refer to Perfumania, Inc., a Florida corporation.

                 (f)      "Director" shall mean a member of the Board.

                 (g) "Fair Market Value" of the Common Stock on any date of reference shall be the Closing Price on the business day immediately preceding such date of the Common Stock, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the

Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding days.

                 (h) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                 (i) "Non-Statutory Stock Option" shall mean an Option that is not an Incentive Stock Option.

                 (j) "Option Agreement" means the agreement between the Company and the Optionee to evidence the grant of an Option.

                 (k) "Option" (when capitalized) shall mean any stock option granted under this Plan.

                 (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                 (m)      "Parent" means a "parent corporation" as defined in
Section 425(e) and (g) of the Code.

                 (n) "Plan" shall mean this 1991 Stock Option Plan for the Company.

                 (o)      "Share(s)" shall mean a share or shares of the Common
Stock.

                 (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. Subject to Section 10 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to 1,900,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.

         4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company), exceeds $100,000.

         5.      CONDITIONS FOR GRANT OF OPTIONS.

                 (a) Upon the grant of each Option, the Company and the Optionee shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Committee may determine. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company and all Directors, whether or not employees; provided, however, that no Incentive Stock Option shall be granted to a Director who is not also an employee of the Company or a Subsidiary.

                 (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                 (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

         6. EXERCISE PRICE. The exercise price per Share of any Option shall be any price determined by the Committee; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exer-cised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender or such other rate as the Committee shall determine, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

                 (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                 (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                          (i)  if there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                          (ii)  if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                          (iii)  if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                 (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option.

         9.      TERMINATION OF OPTION PERIOD.

                 (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                          (i)     three months after the date on which the
Optionee's employment is terminated (or, in the case of a non-employee Director, the date on which the Optionee ceases to be a Director) for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment (or, in the case of a nonemployee Director, the removal of the Optionee as a Director) by reason of the Optionee's wilful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                          (ii)     immediately upon the termination of the
Optionee's employment (or, in the case of a nonemployee Director, the removal of the Optionee as a Director) for Cause;

                          (iii)  one year after the date on which the
Optionee's employment is terminated (or, in the case of a non-employee Director, the date the Optionee is removed as a Director) by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee;

                          (iv)    (A) one year after the date of termination of
the Optionee's employment (or, in the case of a non-employee Director, the date on which the Optionee ceases to be a Director) by reason of death of the employee, or (B) one year after the date on which the Optionee shall die if such death shall occur during the 1-year period specified in Subsection 9(a)(iii) hereof.

                 (b) The Committee in its sole discretion may by giving written notice ("Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

         10.     ADJUSTMENT OF SHARES.

                 (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                          (i)     appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                          (ii)    appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                 (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof.

                 (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                 (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the

Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                          (i)     a representation and warranty by the Optionee
to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                          (ii)    a representation, warranty and/or agreement
to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         13.     ADMINISTRATION OF THE PLAN.

                 (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan.

                 (b) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Parent or Subsidiary at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 5 years from the date such Option is granted.

         15. INTERPRETATION. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16.     TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                 (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of the Plan.

                 (b) The Plan shall be adopted by the Board and shall be presented to the Company's shareholders for their approval by vote of a majority of such shareholders present or represented at a meeting duly held, such approval to be given within 12 month's after the date of the Board's adoption. Options may be granted prior to shareholder approval of the Plan, but such Options shall be contingent upon such approval being obtained and may not be exercised prior to such approval.

                 (c) The Board may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 10, no such amendment may, (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options, or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (ii) permit the granting of options that expire beyond the maximum 10-year period described in Subsection 8(a), or (iii) extend the termination date of the Plan as set forth in Section 16(a); and provided, further, that except to the extent specifically provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                 (d) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it has been terminated. The rights and obligations under any Option granted to any Optionee while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan without the consent of such Optionee.

         17. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.